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                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of April 23, 2004, made by aaiPharma Inc., a Delaware corporation (the "Parent"), and each of the other Persons listed on the signature pages hereof or that become a party hereto pursuant to the Indenture referred to below (together with the Parent, each a "Grantor," and collectively the "Grantors"), in favor of Wachovia Bank, National Association, in its capacity as collateral agent hereunder for the Secured Parties (as defined herein) (in such capacity, together with any successor collateral agent, the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Parent has issued $175,000,000 in aggregate principal amount of its 11% Senior Subordinated Notes due 2010 (collectively, the "Notes") pursuant to the terms of an Indenture, dated as of March 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the Supplemental Indenture referred to below, the "Indenture"), among the Parent, the guarantors named therein, and Wachovia Bank, National Association (formerly, First Union National Bank), as Trustee (in such capacity, the "Trustee");

                  WHEREAS, the Parent and its subsidiaries identified as borrowers therein, the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Silver Point Finance, LLC, as collateral agent for the Senior Agents (as defined below) and the Lenders (in such capacity, the "Senior Collateral Agent"), and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Senior Collateral Agent, each a "Senior Agent" and collectively, the "Senior Agents") are parties to a Financing Agreement, dated as of April 23, 2004 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");

                  WHEREAS, pursuant to a Security Agreement, dated as of April 23, 2004, made by the Grantors in favor of the Senior Collateral Agent (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Senior Security Agreement"), the Grantors have granted to the Senior Collateral Agent a first-priority lien upon and security interest in the Collateral (as defined below);

                  WHEREAS, the Parent, the other Grantors, as guarantors, and the Trustee have entered into a First Supplemental Indenture, dated as of April 20, 2004 (the "Supplemental Indenture"), pursuant to which the Parent and the other Grantors have agreed to grant to the Collateral Agent a second-priority Lien upon and security interest in the Collateral;

                  WHEREAS, it is a condition precedent to the Lenders extending any credit to the Parent and the other borrowers pursuant to the Financing Agreement that the Parent and each Grantor shall have entered into the Supplemental Indenture, and pursuant to the terms of the Supplemental Indenture, the Parent and the other Grantors are required to execute and deliver to the Collateral Agent a security agreement providing for the grant to the Collateral Agent for the

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benefit of the Secured Parties of a security interest in all personal property of such Grantor in which such Grantor has granted a first-priority security interest to the Senior Collateral Agent;

                  WHEREAS, the Parent, the Senior Collateral Agent and the Collateral Agent have entered into an Intercreditor Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Intercreditor Agreement"), pursuant to which the Lien and security interests granted pursuant to this Agreement with respect to the Collateral are and shall be subordinated in all respects to the lien and security interests granted pursuant to the Senior Security Agreement;

                  WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

                  WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to comply with the requirements of the Supplemental Indenture, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                  SECTION 1. Definitions.

                  (a) Reference is hereby made to the Indenture for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Indenture or in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

                  (b) The following terms shall have the respective meanings provided for in the Code: "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Security Account", "Software", and "Supporting Obligations".

                  (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

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                  "Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses for registered copyrights set forth in Schedule II hereto).

                  "Copyrights" means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all registered copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "Default Rate" means a rate of interest per annum equal to the rate of interest borne by the Notes from time to time plus 2%.

                  "Discharge of Senior Lender Claims" shall have the meaning given to such term in the Intercreditor Agreement.

                  "First-Lien Termination Date" means, subject to Section 5.6 of the Intercreditor Agreement, the date on which the Discharge of Senior Lender Claims occurs.

                  "Indenture Documents" means the Indenture, the Notes, the Subsidiary Guarantees, this Agreement and the other Security Documents, in each case as amended, restated, supplemented or otherwise modified from time to time.

                  "Intellectual Property" means the Copyrights, Trademarks and Patents.

                  "Licenses" means the Copyright Licenses, the Trademark Licenses and the Patent Licenses, in each case that are material to the business of the Grantors taken as a whole.

                  "Loan Document" shall have the meaning given to such term in the Financing Agreement.

                  "Material Adverse Effect" means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of the Grantors taken as a whole, (ii) the ability of any Grantor to perform any of its material obligations under any Indenture Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Indenture Document, (iv) the material rights and remedies of the Collateral Agent under any Indenture Document, or (v) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of Secured Parties on any of the Collateral with an aggregate value in excess of $500,000.

                  "Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any

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right to manufacture, use or sell any invention covered by any Patent
(including, without limitation, the Patent Licenses set forth in Schedule II hereto).

                  "Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic letters patent, design patents, utility patents and industrial designs registered with the United States Patent and Trademark Office described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "Permitted Fundamental Change" means (A) the merger or consolidation of any Grantor into or with, or the conveyance, sale or transfer of all of a Grantor's business, property or assets to, another Grantor, (B) the merger or consolidation of any direct or indirect wholly-owned Subsidiary of any Grantor into, or the conveyance, sale or transfer of all of the business, property or assets of such Subsidiary to, such Grantor or another direct or indirect wholly-owned Subsidiary of such Grantor, and (C) liquidation of the assets of a Grantor or its direct or indirect Subsidiary provided such assets are contributed to a Grantor or another direct or indirect wholly-owned Subsidiary of a Grantor, in each case so long as the Collateral Agent's rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation.

                  "Secured Parties" means the Trustee, the Collateral Agent and the Holders.

                  "Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, the Trademark Licenses described in Schedule II hereto).

                  "Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all registered domestic trademarks, trade names, d/b/a's, and Internet domain names described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized

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by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

                  SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, the following:

                  (a) all Accounts;

                  (b) all Chattel Paper (whether tangible or electronic);

                  (c) the Commercial Tort Claims specified on Schedule VI hereto;

                  (d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of any Senior Agent or the Collateral Agent or any affiliate, representative, agent or correspondent of any Senior Agent or the Collateral Agent;

                  (e) all Documents;

                  (f) all Equipment;

                  (g) all Fixtures;

                  (h) all General Intangibles (including, without limitation, all Payment Intangibles);

                  (i) all Goods;

                  (j) all Instruments (including, without limitation, Promissory Notes);

                  (k) all Inventory;

                  (l) all Investment Property;

                  (m) all Copyrights, Patents and Trademarks, and all Licenses;

                  (n) all Letter-of-Credit Rights;

                  (o) all Supporting Obligations;

                  (p) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such

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Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession of or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

                  (q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise). Notwithstanding anything to the contrary set forth above, the types or items of Collateral described above shall not include any rights or interests in any contract, permit, license, or license agreement covering real or personal property, if under the terms of such contract, permit, license, or license agreement, or applicable law with respect thereto, the valid grant of a security interest or Lien therein to the Collateral Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, permit, license, or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law or (ii) so as to limit, impair or otherwise affect the Collateral Agent's unconditional continuing security interests in and Liens upon any rights or interests of a Grantor in or to monies due or to become due under any such contract, permit, license, or license agreement; provided further that immediately upon the ineffectiveness, lapse or termination of any such prohibition on the grant of a security interest or Lien, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interests as if such prohibition had never been in effect.

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

                  (a) the punctual payment by each Grantor, as and when due and payable (whether by stated maturity, by acceleration or otherwise), of all amounts from time to time owing by it in respect of the principal of, and interest and premium (if any) on, the Notes;

                  (b) in the case of a Guarantor, all amounts from time to time owing by such Grantor under its Subsidiary Guarantee, including all obligations guaranteed by such Grantor;

                  (c) all other Indebtedness, obligations and liabilities of any Grantor under any of the Indenture Documents; and

                  (d) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Indenture Documents.

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                  SECTION 4. Representations and Warranties. Each Grantor
jointly and severally represents and warrants as follows:

                  (a) Schedule I hereto sets forth as of the Effective Date (i) the exact legal name of each Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

                  (b) Each Grantor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto other than to the extent that the failure to be in good standing in such state or jurisdiction could not reasonably be expected to have a Material Adverse Effect, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Indenture Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

                  (c) The execution, delivery and performance by each Grantor of this Agreement and each other Indenture Document to which such Grantor is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law, the Financing Agreement or any material term of any Material Contract, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document or Indenture Document) upon or with respect to any of its properties and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

                  (d) This Agreement is, and each other Indenture Document to which any Grantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                  (e) There is no pending or, to the best knowledge of any Grantor, threatened action, suit, proceeding or claim affecting any Grantor or its properties, before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that could reasonably be expected to adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

                  (f) All Federal, state and local tax returns and other reports required by applicable law to be filed by any Grantor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Grantor or any

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property of such Grantor (including, without limitation, all federal income and social security taxes on employees' wages and all sales taxes) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP

                  (g) All Equipment, Fixtures, Goods and Inventory (except for Equipment, Goods and Inventory in transit now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 5(b) hereof) or at any other locations at which any Grantor has Collateral with a fair market value of less than $50,000, individually for any location, and $500,000 in the aggregate for all such locations. Each Grantor's chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto. None of the Accounts is evidencing by Promissory Notes or other Instruments except for Promissory Notes evidencing aggregate Indebtedness of not more than $250,000. Set forth in
Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is a complete and correct list of each trade name used by each Grantor.

                  (h) Each License described in Schedule II hereto sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other material agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its Affiliates in respect thereof. Each such License now existing is, and each other License will be, the legal, valid and binding obligation of the Grantor party thereto and, to the best knowledge of such Grantor, the other parties thereto, enforceable against such parties in accordance with its terms, except as would not materially adversely effect the business of the Grantors taken as a whole. No default by any Grantor, or, to the best knowledge of each Grantor, any other party thereto has occurred under any material term of any such License, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party, except as would not materially adversely effect the business of the Grantors taken as a whole.

                  (i) The Grantors own and control, or otherwise possess adequate rights to use, the Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, and rights of publicity necessary to conduct their business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Licenses and registered United States Intellectual Property owned or used by each Grantor as of the date hereof. Except as set forth on
Schedule II, all such Intellectual Property set forth on Schedule II is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part (except to the extent that any such Intellectual Property is determined by the Grantors in their reasonable

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business judgment to no longer be material and useful to the conduct of the business of the Grantors taken as a whole). Except as set forth on Schedule II, no such Intellectual Property set forth on Schedule II is the subject of any licensing or franchising agreement. Except as set forth on Schedule II, no Grantor has any knowledge of any conflict with the rights of others to any Intellectual Property material to the business of the Grantors, taken as a whole, and, to the best knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others in any material respect and no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by any Grantor. Except as set forth in Schedule II, no Grantor has received any written notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

                  (j) Except as otherwise permitted by the Indenture and for sales or licenses of Collateral in the ordinary course of business and transfers or other conveyances to other Grantors and their Subsidiaries pursuant to a Permitted Fundamental Change or otherwise, the Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) Liens created by or permitted under the Loan Documents, (ii) the Lien created by this Agreement and (ii) the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Senior Collateral Agent, (B) such as may have been filed in favor of the Collateral Agent relating to this Agreement or with respect to other Liens permitted under the Loan Documents, and (C) such as may have been filed to perfect or protect any Permitted Lien.

                  (k) The exercise by the Collateral Agent of any of its rights and remedies hereunder in accordance with the Intercreditor Agreement will not contravene any law, the Financing Agreement or any material term of any Material Contract and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.

                  (l) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the registered United States Intellectual Property or for which registration is pending, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, any actions necessary to perfect a security interest in such foreign Intellectual Property and Licenses which actions are not required hereunder, (D) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "Motor Vehicles"), for the submission of an

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appropriate application requesting that the Lien of the Collateral Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency, (E) with respect to any action that may be necessary to obtain control in Collateral described in Sections 5(i) and 5(k) hereof, the taking of such action (F) actions required under applicable securities laws, and (G) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral.

                  (m) This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The Collateral Agent or its bailee having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral and obtaining control of all Collateral described in Sections 5(i) and 5(k) hereof from time to time, the recording of the appropriate Assignment for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable with respect to the registered United States Intellectual Property set forth on Schedule II hereto, the submission of an appropriate application requesting that the Lien of the Collateral Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title or ownership, with respect to such Motor Vehicles, to the applicable state agency, and the filing of the financing statements described in Schedule V hereto and, with respect to the registered United States Intellectual Property hereafter existing and not covered by an appropriate Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests in the Collateral located in the United States. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, second priority security interests, subject only to the Liens in favor of the Senior Collateral Agent pursuant to the Loan Documents, any other Liens permitted by the Loan Documents, and the other Permitted Liens and the taking of actions described in this Section 4(m).

                  (n) As of the date hereof, no Grantor holds any Commercial Tort Claims or is aware of any such pending claims, except for such claims described in Schedule VI.

                  (o) The partnership interests or membership interests of each Grantor in each of its Subsidiaries that is a partnership or a limited liability company are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of
Section 8-103 of any relevant Uniform Commercial Code and (iv) evidenced by a certificate. Such partnership interests or membership interests constitute General Intangibles.

                  SECTION 5. Covenants as to the Collateral. Subject to the Intercreditor Agreement, so long as any of the Obligations shall remain outstanding:

                  (a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action consistent with such Grantor's obligations hereunder and under the Indenture and the other Indenture Documents that may be reasonably necessary or desirable in order to

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(i) enable the Collateral Agent to perfect and protect the security interest purported to be created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation:
(A) marking conspicuously all Chattel Paper, Licenses and Records pertaining to the Collateral with a legend indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by Promissory Notes or other Instruments or Chattel Paper, delivering and pledging to the Collateral Agent or its bailee hereunder such Promissory Notes, Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to such agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail, (E) if any Collateral with a book value in excess of $250,000 shall be in the possession of a third party, notifying such Person of the Collateral Agent's security interest created hereby and using commercially reasonable efforts to obtain a written acknowledgment from such Person that such Person holds possession of the Collateral, subject to the Intercreditor Agreement, for the benefit of the Collateral Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof, (G) if requested by the Collateral Agent after the occurrence and during the continuance of an Event of Default, causing the Collateral Agent to be listed as the lienholder, for the benefit of the Secured Parties, on each certificate of title or ownership with respect to each Motor Vehicle or other item of Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or item of Equipment that is subject to a purchase money security interest or other Permitted Lien) and within five (5) Business Days of such request deliver evidence of the same to the Collateral Agent and (H) taking all commercially reasonable actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction.

                  (b) Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory (other than Equipment and Inventory sold in accordance with this Agreement or Equipment and Inventory in transit) at one or more of the locations specified therefor in Section 4(g) hereof (or at any other locations at which any Grantor has Collateral with a fair market value of less than $50,000 individually for any one location, and $500,000 in the aggregate for all locations) or, upon not less than ten (10) days' prior written notice to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States, as the Grantors may elect, provided that (i) all commercially reasonable action has been taken to grant to the Collateral Agent a perfected, second priority security interest in such Equipment and Inventory (subject only to Liens in favor of the Senior Collateral Agent under the Loan Documents and other liens permitted thereby and the Permitted Liens), and (ii) the Collateral Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

                  (c) Condition of Equipment. Each Grantor will maintain or cause the Equipment which is necessary or used in the proper conduct of its business to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted.

                  (d) Taxes, Etc. Each Grantor jointly and severally agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent otherwise provided in the Indenture and the Financing Agreement.

                  (e) Insurance. Each Grantor shall maintain insurance with responsible and reputable insurance companies or associations (including without limitation, comprehensive general liability, hazard, rent, and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Secured Parties, as its interests may appear.

                  (f) Provisions Concerning the Accounts.

                           (i) No Grantor shall, except as otherwise permitted
by the Indenture, change (A) its name, identity or organizational structure, (B) its jurisdiction of incorporation as set forth in Section 4(b) hereof, or (C) its chief executive office as set forth on Schedule III hereto, provided, that a Grantor may change its name, jurisdiction of organization, organizational identification number or FEIN in connection with any merger or consolidation of a Grantor into another Grantor or a merger or consolidation of a Grantor with a Subsidiary of a Grantor or other Permitted Fundamental Change; provided it provides the Collateral Agent with at least 20 days prior written notice of such change. Notwithstanding the foregoing, a Grantor may also change its name upon at least 30 days prior written notice by the Parent to the Collateral Agent of such change and so long as, at the time of such written notification, such Person provides any financing statements or fixture filings necessary to perfect and continue the Collateral Agent's Liens hereunder. Each Grantor shall (x) promptly notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (y) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Collateral Agent pursuant to the terms of the Indenture to inspect and make abstracts from such Records and Chattel Paper, upon the reasonable request of the Collateral Agent during normal business hours upon reasonable prior written notice to the Grantors.

                           (ii) Each Grantor will, except as otherwise provided
in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, upon the occurrence and during the continuance of an Event of Default and after the First-Lien Termination Date, at the Collateral Agent's direction, will) take such action as such Grantor may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as specified in Section 7(b) hereof (subject to the terms of the Intercreditor Agreement), and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, and in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent may direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent or its designated agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Collateral Agent or its designated agent shall be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof (subject to the Intercreditor Agreement).

                           (iii) In the event that following any Discharge of
Senior Lender Claims, the Discharge of Senior Lender Claims is deemed not to have occurred pursuant to the Intercreditor Agreement, the Collateral Agent shall comply with its obligations under Section 5.6 of the Intercreditor Agreement.

                           (iv) [Intentionally omitted.]

                           (v) [Intentionally omitted.]

                  (g) Other Liens. Each Grantor jointly and severally agrees not to create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, unless all Obligations are secured on a prior basis to the obligations so secured until such time as such obligations are no longer secured by a Lien.

                  (h) Intellectual Property.

                           (i) If applicable, each Grantor has duly executed and
delivered the applicable Assignment for Security in the form attached hereto as Exhibit A. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property useful in the conduct of the business of the Grantors, taken as a whole in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will do any act or knowingly omit to do any act whereby any such Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement, (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement, or (D) that such Grantor determines in good faith is not material and useful to the conduct of the business of the Grantors, taken as a whole. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the registered United States Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (x) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Intellectual Property. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, subject to the Intercreditor Agreement, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Collateral Agent shall determine under the circumstances to protect such Intellectual Property, subject to the Intercreditor Agreement.

                           (ii) If any Grantor shall, either itself or through
any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof, it shall provide a copy of such application to the Collateral Agent within five (5) Business Days of such filing. Each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as may reasonably be required to evidence the Collateral Agent's security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (i) Deposit, Commodities and Securities Accounts. Within 30 days of the date hereof, each Grantor shall cause each bank and other financial institution referred to in Schedule IV hereto to execute and deliver to the Collateral Agent or its bailee a control agreement, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, that, subject to the terms of the Intercreditor Agreement (i) it will comply at any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, second priority security interest in favor of the Collateral Agent, (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent, other than rights of set off for the payment of its service fees and other charges directly related to the administration of such accounts or for returned checks or other items of payment to the extent provided in such arrangements and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Without the prior written consent of the Collateral Agent, no Grantor shall make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto. The provisions of this paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Senior Collateral Agent is the depositary, (ii) fiduciary accounts of the Grantors, and
(iii) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor's salaried employees.

                  (j) Motor Vehicles.

                           (i) After the First-Lien Expiration Date, if
requested by the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for all Motor Vehicles owned by it with the Collateral Agent listed as lienholder, for the benefit of the Secured Parties; provided that the Collateral Agent shall not be required to be listed as the lienholder if a Motor Vehicle is subject to a purchase money security interest permitted by the Indenture.

                           (ii) Each Grantor hereby appoints the Collateral
Agent as its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as may be necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on the Motor Vehicles and exercising the rights and remedies of the Collateral Agent hereunder); provided, that the Collateral Agent shall not be responsible for, or obligated to take, any of the foregoing actions authorized by the Grantors. This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the indefeasible payment in full of all of the Obligations and the termination of the Indenture Documents.

                           (iii) Any certificates of title or ownership
delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby to the extent available.

                  (k) Control. Each Grantor hereby agrees to take any or all action that may be necessary or advisable that is consistent with the terms of this Agreement, the other Indenture Documents and the Intercreditor Agreement in order for the Collateral Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following
Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper, (iii) Investment Property and (iv) Letter-of-Credit Rights.

                  (l) [Intentionally Omitted.]

                  (m) Partnership and Limited Liability Company Interest. No Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such partnership interests or membership interests to (i) be dealt in or traded on securities exchanges or in securities markets, (ii) become a security for purposes of Article 8 of any relevant Uniform Commercial Code,
(iii) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) be evidenced by a certificate. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.

                  SECTION 6. Additional Provisions Concerning the Collateral.

                  (a) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, each Grantor hereby (i) authorizes the Collateral Agent to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that indicate the Collateral as "all assets" or words of similar import) and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof; provided, that the Collateral Agent shall not be responsible for, or obligated to take, any of the foregoing actions authorized by the Grantors. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (b) Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under this Agreement), including, without limitation, (i) [intentionally omitted.] (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which may be necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full or defeased pursuant to the Indenture.

                  (c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully (and under the terms of the Intercreditor Agreement) entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request and at the expense of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).

Further, upon the indefeasible payment in full of all of the Obligations, and the termination of the Indenture Documents, the Collateral Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantors all of the Collateral Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever and at the Grantor's request and sole expense. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

                  (d) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, if any Grantor fails to perform any agreement contained herein as and when required, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral; provided, that the Collateral Agent shall not be responsible for the performance of, or obligated to perform, any such agreements or obligations; provided, that the Collateral Agent shall not be responsible for the performance of, or obligated to perform, any such agreements or obligations.

                  (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession in such a manner as it would afford its own property of a similar nature and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  (g) Anything herein to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under any power of attorney provided for in this Agreement unless it does so in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Secured Parties, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as may be commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as may be commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) days' prior notice to a Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and
(ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, and in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, (i) upon notice to any Grantor from the Collateral Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon five (5) days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

                  (b) Subject to the terms of the Intercreditor Agreement, any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be held by the Collateral Agent as collateral for, and promptly applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 8 hereof) in whole or in part against, all or any part of the Obligations consistent with the provisions of the Indenture. The Collateral Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, "Collateral Accounts") for the collection of cash proceeds of the Collateral. Such proceeds, when deposited, shall continue to constitute Collateral for the Obligations and shall not constitute payment thereof until applied as herein provided. The Collateral Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Collateral Agent. Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after payment in full of the Obligations shall be paid over to the Grantors or to such Person as may be lawfully entitled to receive such surplus (as ordered by a court of law).

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all Obligations, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

                  (d) Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

                  (e) The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the

Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

                  SECTION 8. Collateral Agent. The provisions regarding the Collateral Agent's rights, benefits, liabilities and duties as Collateral Agent under the Indenture Documents set forth in the Pledge and Security Agreement, dated as of the date hereof, among the Parent, certain guarantor subsidiaries of the Parent and the Collateral Agent, as amended modified or supplemented (the "Pledge Agreement"), shall govern this Agreement as if set forth herein in their entirety.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be given in the manner provided in, and subject to the provisions of the Pledge Agreement.

                  SECTION 10. Security Interest Absolute. All rights of the Collateral Agent, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture or any other Indenture Document, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Indenture or any other Indenture Document,
(c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

                  SECTION 11. Miscellaneous.

                  (a) Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern; provided that, as between the Parent and the other Grantors, on the one hand, and the Collateral Agent, on the other, the rights, benefits, liabilities and duties of the Collateral Agent shall be governed by the Security Documents.

                  (b) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is effected in accordance with the terms of the Indenture and the Intercreditor Agreement, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is effected in accordance with the terms of the Indenture and the Intercreditor Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Indenture Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Indenture Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any Indenture Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Indenture Document against such party or against any other Person, including but not limited to, any Grantor.

                  (d) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (e) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of all of the Obligations and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement and any other Indenture Document in accordance with the provisions of the Indenture and the Security Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such permitted assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent or otherwise in accordance with the terms of the Indenture, and any such assignment or transfer shall be null and void.

                  (f) Upon the satisfaction in full of the Obligations and the termination of the Indenture Documents, but subject to the Intercreditor Agreement, (i) this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Collateral Agent will, upon the Grantors' request and at the Grantors' expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and
(B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

                  (g) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED

THAT THE STANDARD OF CARE APPLICABLE TO THE ACTIONS OF THE COLLATERAL AGENT SHALL BE DETERMINED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  (h) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  (i) EACH OF THE GRANTORS (AND BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT, THE COLLATERAL AGENT) WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INDENTURE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

                  (j) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective ten (10) days after such mailing.

                  (k) Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

                  (l) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  (m) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (n) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

                  (o) All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each Grantor and the Collateral Agent has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                    GRANTORS:

                                    AAIPHARMA INC.

                                    By: /s/ William L.Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Executive Vice President and Chief
                                        Financial Officer

                                    APPLIED ANALYTICAL INDUSTRIES LEARNING
                                      CENTER, INC.

                                    By: /s/ Gregory S. Bentley
                                        ----------------------------------------
                                        Gregory S. Bentley
                                        Vice President

                                    AAI TECHNOLOGIES, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI PROPERTIES, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI JAPAN, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    KANSAS CITY ANALYTICAL SERVICES, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI DEVELOPMENT SERVICES, INC.
                                    a Massachusetts corporation

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAIPHARMA LLC

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI DEVELOPMENT SERVICES, INC.
                                    a Delaware corporation

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    COLLATERAL AGENT:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By: /s/ Paul F. Anatrella
                                        ----------------------------------------
                                        Paul F. Anatrella
                                        Vice President